                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                               NOVEMBER 9, 1998

The investment option offered under this Prospectus by the Metropolitan Series Fund, Inc. (the "Fund") is the MetLife Stock Index Portfolio.

A word about risk:

This Prospectus discusses the risks associated with an investment in the Portfolio. An investment in Fund shares involves risk. You could lose money you invest. Please note that shares are NOT: bank deposits or obligations, federally insured or guaranteed, or endorsed by any bank or other financial institution.

How to learn more:

Before investing, read the information in this Prospectus about the Fund. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI") dated November 9, 1998. We have "incorporated" the SAI into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. To request a free copy of the SAI or to ask questions write or call:

                      Metropolitan Life Insurance Company
                              One Madison Avenue
                           New York, New York 10010
                Attention: Retirement & Savings Center, Area 2H
                             Phone: (800) 553-4459

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to get this Prospectus, the SAI, and other information. As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         PAGE
                                                                       IN THIS
   SUBJECT                                                            PROSPECTUS
   -------                                                            ----------
   Financial Highlights of the Portfolio.............................      3

   Investment Program of the Portfolio...............................      4

   Certain Investment Practices......................................      5

   Portfolio Turnover Rates..........................................      7

   Description of Some Investments, Techniques, and Risks............      7

   The Fund's Organization...........................................      9

   Dividends, Distributions and Taxes................................     10

   Sale and Redemption of Shares.....................................     10

               GENERAL INFORMATION ABOUT THE FUND AND ITS PURPOSE

  Metropolitan Series Fund, Inc. is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments ("Portfolio"). The Fund issues and redeems its shares at net asset value without a sales load.

  The Fund offers its shares to Metropolitan Life Insurance Company ("MetLife(R)") and its affiliated insurance companies ("Insurance Companies"), including Metropolitan Tower Life Insurance Company ("Metropolitan Tower"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

  Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the MetLife Stock Index Portfolio. See the prospectus which accompanies this Prospectus (or which has been provided to you previously) for a description of (a) the appropriate Contract and (b) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

  It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and MetLife do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

                              FINANCIAL HIGHLIGHTS

     The table below* (except for June 30, 1998) has been audited by Deloitte
& Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto in the Statement of Additional Information or as previously stated in earlier reports. For further information about the performance of the Portfolios, see the Fund's June 30, 1998 Management Discussion and Analysis which is incorporated by reference into the Statement of Additional Information under the caption "Financial Statements".


                                                                        MetLife Stock Index Portfolio
                                       ---------------------------------------------------------------------------------------------
                                         For the Six
                                         Months Ended
                                          June 30,
                                         (unaudited)                           For the Year Ended December 31,
SELECTED DATA FOR A SHARE OF CAPITAL   ---------------------------------------------------------------------------------------------
STOCK OUTSTANDING THROUGHOUT PERIOD:         1998       1997        1996      1995      1994       1993      1992     1991   1990/A/
                                            ------     ------      ------    ------    ------     ------    ------   ------  -------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:  Beginning of period.     $28.78      $22.23      $18.56    $13.87    $14.25     $13.27    $12.76    $9.96  $10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
  Net investment income...............       0.18        0.34        0.33      0.32      0.33       0.35      0.36     0.35    0.23
  Net realized and unrealized
    gain/(loss).......................       4.83        6.79        3.88      4.79     (0.17)      0.98      0.60     2.82   (0.05)
                                       ----------  ----------  ----------  --------  --------   --------  --------  -------  -------
      Total From Investment Operations       5.01        7.13        4.21      5.11      0.16       1.33      0.96     3.17   10.18
                                       ----------  ----------  ----------  --------  --------   --------  --------  -------  -------
Less Distributions:
-------------------
  Dividends from net investment income         --       (0.34)      (0.33)    (0.32)    (0.32)     (0.35)    (0.26)   (0.37)  (0.22)
  Distributions from net realized
    capital gains.....................      (0.03)      (0.24)      (0.21)    (0.10)    (0.22)        --     (0.19)      --      --
                                       ----------  ----------  ----------  --------  --------   --------  --------  -------  -------
      Total Distributions.............      (0.03)      (0.58)      (0.54)    (0.42)    (0.54)     (0.35)    (0.45)   (0.37)  (0.22)
                                       ----------  ----------  ----------  --------  --------   --------  --------  -------  -------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:  End of period.......     $33.76      $28.78      $22.23    $18.56    $13.87     $14.25    $13.27   $12.76   $9.96
------------------------------------------------------------------------------------------------------------------------------------
  Total Return (1)....................      17.42%      32.19%      22.66%    36.87%     1.18%      9.54%     7.44%   29.76%   1.95%
  Net assets at end of period (000's). $2,703,826  $2,020,480  $1,122,297  $635,823  $363,001   $282,700  $144,692  $54,183  $6,956

Supplemental Data/Significant Ratios:
-------------------------------------
  Operating expenses to average net
    assets............................       0.29%       0.33%       0.30%     0.32%     0.33%      0.32%     0.25%    0.24%   0.25%
  Net investment income to average
    net assets........................       1.21%       1.47%       1.91%     2.22%     2.51%      2.51%     2.74%    2.98%   4.12%
  Portfolio turnover (2)..............       8.29%      10.69%      11.48%     6.35%     6.66%     13.99%    17.54%    1.18%   3.50%
 -----------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

  * Ratios have been determined based on annualized operating results for the period. Twelve months result may be different for those periods less than a year.

 (1) For the eight months ended August 31, 1998 total returns are as follows:

                                                             Total Return
                                                             ------------
      MetLife Stock Index Portfolio..................            (0.59)%

 (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1998 are as follows:

                                                                                   Purchases              Sales of securities
                                                                                   ---------              -------------------
        MetLife Stock Index Portfolio . . . . . . . . . . . . . . . . . . . .     524,492,805                 196,816,254

  /A/ For the period May 1, 1990 to December 31, 1990

See notes to Financial Statements.

INVESTMENTS IN THE PORTFOLIO

ABOUT THE PORTFOLIO:

Since investment involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve its objectives. You should carefully review the objective and policies of the Portfolio and consider your ability to assume the risks involved before allocating payments to the Portfolio.

While certain of the investment techniques, instruments and risks associated with the Portfolio are referred to in the discussion that follows, additional information on these subjects appears further below under "Certain Investment Practices" and "Description of Some Investments, Techniques and Risks." However, these discussions do not list every type of investment, technique, or risk to which the Portfolio may be exposed. Further, the Portfolio may change its investment practices at any time without notice, except for those policies that this Prospectus or the SAI specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations as well as characterization of a company's capitalization are evaluated as of the date of purchase of the security.

MetLife is the investment manager for the MetLife Stock Index Portfolio. (MetLife also performs general administrative and management services for the Fund.) More information about MetLife appears under "MetLife" below.



Generally, an index Portfolio seeks to equal the return of the applicable index. To the extent the rules for compiling an index, or the securities in an index, change, the Portfolio investments may also change.

The Portfolio may diversify differently by industry, country, currency and/or asset sector, as applicable, than the actual index. In addition to securities of the type contained in its index, the Portfolio may also invest in securities index, futures contracts and related options, warrants and convertible securities to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, MetLife generally will rebalance a Portfolio only if it deviates from the index by a certain percent, depending on the company, industry, and country, as applicable.

In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash that it receives, and other tracking error may result in a Portfolio's return being lower than the return of the index.

MetLife monitors the tracking performance of the Portfolio through examination of the correlation coefficient. A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

The McGraw Hill Companies, Inc. sponsor the Standard & Poor's 500 Composite Stock Price Index (referred to as "index sponsor"). The index sponsor has no responsibility for and does not participate in the management of the Portfolio assets or sale of the Portfolio shares. An index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsor has with MetLife and the Fund.

The METLIFE STOCK INDEX PORTFOLIO seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

                          CERTAIN INVESTMENT PRACTICES

The Table that follows sets forth the investment practices in which the Portfolio may engage. These practices will not be the primary activity of the Portfolio, however, except as noted in the above textual information about the Portfolio. The following Portfolio number is used in the table:


---------------------------------------------------------------------------------------------------
                                                               PERCENTAGE LIMIT PER PORTFOLIO
  ITEM   INVESTMENT PRACTICE                                   ON ASSETS/1/
---------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and stock     None
         indices as a hedge against or to minimize
         anticipated loss in value.
---------------------------------------------------------------------------------------------------
   2     Purchase put options on securities and indices that   None
         correlate with a Portfolio's securities for
         defensive purposes in order to protect against
         anticipated declines in values.
---------------------------------------------------------------------------------------------------
   3     Purchase call options that on securities and indices  None correlate with that Portfolio's securities.
---------------------------------------------------------------------------------------------------
   4     Purchase and sell future contracts (on recognized     Combined limit on the sum of the
         futures exchanges) on equity securities or stock      initial margin for futures and
         indices as a hedge or to enhance return.              options sold on futures, plus
                                                               premiums paid for unexpired options
                                                               on futures, is 5% of total assets
                                                               (excluding "in the money").
---------------------------------------------------------------------------------------------------
   5     Sell covered call options on and purchase put and     Same as Item 4
         call options contracts on futures contracts (on
         recognized futures exchanges) of the type and for
         the same reasons the Portfolio is permitted to enter
         futures contracts.
---------------------------------------------------------------------------------------------------
   6     Enter into transactions to offset or close out any    None
         of the above.
---------------------------------------------------------------------------------------------------
   7     Mortgage-related securities (except for IOs and POs)  None
---------------------------------------------------------------------------------------------------
   8     Invest in foreign securities.                         Not more than 10% of its total
                                                               assets in securities of foreign
                                                               issuers, except up to 25% of its
                                                               total assets may be invested in
                                                               securities: issued, assumed or
                                                               guaranteed by foreign governments or
                                                               their political subdivisions or
                                                               instrumentalities; assumed or
                                                               guaranteed by domestic issuers; or
                                                               issued, assumed or guaranteed by
                                                               foreign issuers with a class
                                                               securities listed on the New York
                                                               Stock Exchange.*
---------------------------------------------------------------------------------------------------
   9     Lend Portfolio securities.                            20% of total assets*
---------------------------------------------------------------------------------------------------
  10     Invest in securities that are illiquid.               15% of total assets
---------------------------------------------------------------------------------------------------
  11     Invest in other investment companies, which may       10% of total assets (except that
         involve payment of duplicate fees.                    only 5% of total assets may be
                                                               invested in a single investment
                                                               company and no portfolio can
                                                               purchase more than 3% of the total
                                                               outstanding voting securities of any
                                                               one investment company or, together
                                                               with other investment companies
                                                               having the same investment adviser,
                                                               purchase more than 10% of the voting
                                                               stock of any "closed-end" investment
                                                               company).
---------------------------------------------------------------------------------------------------
  12     Invest in securities issued by companies primarily    25% of total assets (provided that
         engaged in any one industry.                          the following will be considered
                                                               separate industries: each type of
                                                               utility service; each type of oil or
                                                               oil-related company. Also, savings
                                                               loans are a separate industry from
                                                               finance companies.*) (The Fund will
                                                               disclose when more than 25% of a
                                                               Portfolio's total assets are
                                                               invested in four oil related
                                                               industries).
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                               PERCENTAGE LIMIT PER PORTFOLIO
  ITEM   INVESTMENT PRACTICE                                   ON ASSETS/1/
---------------------------------------------------------------------------------------------------
  13     Borrow in the form of short-term credits necessary    Together with items below, up to 1/3
         to clear Portfolio transactions; enter into reverse   of the amount by which total assets
         repurchase arrangements.                              exceed total liabilities (less those
                                                               represented by such obligations).*
---------------------------------------------------------------------------------------------------
  14     Borrow money for extraordinary or emergency purposes  5% of total assets*
         (e.g. to honor redemption requests which might
         otherwise require the sale of securities at an
         inopportune time).
---------------------------------------------------------------------------------------------------
  15     Invest in real estate interests, including real       10% of total assets*
         estate mortgage loans, but excluding investments in
         exchange-traded real estate investment trusts and
         shares of other real estate companies.
---------------------------------------------------------------------------------------------------
  16     Purchase ADRs                                         Together with assets referred to in
                                                               Item 8 above, 30% of total assets
---------------------------------------------------------------------------------------------------

* Policy may be changed only by shareholder vote.

/1/ At time of investment, unless otherwise noted.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for the Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect the Portfolio's net asset value. The historical rates of portfolio turnover for the Portfolio are set forth in the Financial Highlights.

DESCRIPTION OF SOME INVESTMENTS, TECHNIQUES, AND RISKS

To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolio.

INVESTMENT STYLES

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.


EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.


FOREIGN INVESTMENTS

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions

 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

U.S. DOLLAR-DENOMINATED MONEY MARKET SECURITIES OF FOREIGN ISSUERS

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

DERIVATIVE INSTRUMENTS

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.



SECURITIES LENDING

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

THE FUND'S ORGANIZATION

The Fund's Directors review actions of the Fund's investment manager, sub-investment managers and sub-sub-investment manager and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed under "Directors and Officers" in the SAI.

The Fund is a corporation that was formed in Maryland on November 23, 1982. The Fund has 3 billion shares of authorized common stock at $0.01 par value per share. The Board of Directors may classify and reclassify any authorized and unissued shares. The Fund can issue additional classes of shares without shareholder consent. The shares are presently divided into classes (or series), including the Portfolio consisting of 200 million shares.

The Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by the Portfolio and receive a portion (divided equally among the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to the Portfolio are generally allocated among the Portfolio in proportion to its relative net assets. In the unlikely event that the Portfolio has liabilities in excess of its assets, the other Portfolios of the Fund may be held responsible for the excess liabilities.

MetLife purchases shares of the Portfolio at their inception for its general account. MetLife has sold some of those shares, but will not sell shares if the sale would reduce the Fund's net worth below $100,000. MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

METLIFE

MetLife is the Fund's investment manager and principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a mutual life insurance company which sells insurance policies and annuity contracts. On December 31, 1997, it had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $330.3 billion. MetLife is the parent of Metropolitan Tower.

INVESTMENT MANAGEMENT FEES

The Fund pays MetLife monthly for its investment management services based on the following annual percentages of the average daily net assets of the
Portfolio:

                      AVERAGE
                     DAILY NET  % PER
PORTFOLIO              ASSETS   ANNUM
---------            ---------- -----
MetLife Stock Index  All assets .25%

MetLife pays all the sub-investment managers for their services.

FUND EXPENSES

The Fund is responsible for paying its own expenses. However, MetLife has the right, if it chooses, to pay all or part of the Fund's expenses or those of the Portfolio. MetLife also has the right to stop these payments upon notice to the Board of Directors and to Fund shareholders.

SHAREHOLDER MEETINGS

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (1) approve certain agreements required by securities laws; (2) change fundamental investment objectives and restrictions of the Portfolio; and (3) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. Also, if 10% or more of the outstanding shares request a shareholders' meeting, then by a vote of two-thirds of the Fund's outstanding shares (as of a designated record date) a director may be removed from office. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

VOTING

Each share has one vote and fractional shares have fractional votes. Votes for the Portfolio is generally aggregated. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis and not totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or investment management agreement.

Owners of Contracts supported by separate accounts registered as unit investment trusts under the Investment Company Act of 1940 have certain voting interests in Fund shares. The Contract prospectus that accompanies this Prospectus (or that has been provided to you previously) describes how Contract owners can give voting instructions for Fund shares. Shares held by MetLife's general account and in a separate account (not registered as a unit investment trust) vote in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are declared annually and reinvested in additional full and partial shares of the Portfolio. The Board of Directors may declare dividends at other times.

The Fund and the Portfolio will comply with diversification and other tax law and rules that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premium to Fund shares are discussed in the prospectus for the Contracts that accompanies this Prospectus (or that has been provided to you previously).

SALE AND REDEMPTION OF SHARES

Shares are sold and redeemed at a price equal to the net asset value without any sales charges. The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (1) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (2) transfers to or from separate account investment divisions; (3) policy loans;
(4) loan repayments; and (5) benefit payments to be effected on a given date under the contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding contract transaction.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolio are valued at market value.

Short-term debt instruments with a maturity of 60 days or less held by the Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, they are valued at fair value as determined by the Board of Directors.

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

                         METROPOLITAN SERIES FUND, INC.

                                  -----------

                          Principal Office of the Fund
                   1 Madison Avenue New York, New York 10010

                                  -----------

                               Investment Manager
 Metropolitan Life Insurance Company 1 Madison Avenue New York, New York 10010
                          (Principal Business Address)

                          Custodian and Transfer Agent
 State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts
                       02110 (Principal Business Address)

 NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMA-TION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PRO-SPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAV-ING BEEN AUTHORIZED BY THE FUND, METROPOLITAN LIFE OR METROPOLITAN TOWER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

18000225500(11/98)                                98102QWI(EXP0599)MLIC-LD

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR

                         METROPOLITAN SERIES FUND, INC.
                                NOVEMBER 9, 1998

The investment options ("Portfolios") currently offered by the Metropolitan Series Fund, Inc. (the "Fund") are:

State Street Research Aggressive        Neuberger&Berman Partners Mid Cap
Growth Portfolio                        Value Portfolio


State Street Research Diversified       Scudder Global Equity Portfolio
Portfolio


                                        T. Rowe Price Large Cap Growth
State Street Research Growth            Portfolio
Portfolio


                                        T. Rowe Price Small Cap Growth
State Street Research Income            Portfolio
Portfolio


                                        Lehman Brothers Aggregate Bond Index
State Street Research Money Market      Portfolio
Portfolio


                                        MetLife Stock Index Portfolio
Santander International Stock
Portfolio (formerly State Street
Research International Stock
Portfolio)

                                        Morgan Stanley EAFE Index Portfolio

                                        Russell 2000 Index Portfolio

Harris Oakmark Large Cap Value
Portfolio

Janus Mid Cap Portfolio

Loomis Sayles High Yield Bond
Portfolio

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus dated November 9, 1998. A copy of the Prospectus may be obtained from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Area 2H.

One Madison Avenue, New York, NY 10010                  Telephone (800) 553-4459

98102QHI(0599) MLIC-LD

                               TABLE OF CONTENTS

HEADINGS                                                                    PAGE
--------                                                                    ----
Description of Some Investment Practices, Policies and Risk................   3
Certain Investment Limitations.............................................   7
Investment Management Arrangements.........................................   8
Directors and Officers of the Fund.........................................  10
Placing Portfolio Transactions.............................................  12
Sale and Redemption of Shares..............................................  15
Pricing of Portfolio Securities............................................  15
Taxes......................................................................  17
General Information........................................................  18
Financial Statements.......................................................  18
Appendix...................................................................  20

DESCRIPTION OF SOME INVESTMENT PRACTICES, POLICIES, AND RISKS

The information that follows expands on the similar discussion in the Fund's Prospectus and does not describe every type of investment, technique, or risk to which a Portfolio maybe exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, that this SAI or the Fund's Prospectus does not specifically identify as requiring a shareholder vote.

MONEY MARKET INSTRUMENTS generally have a remaining maturity of no more than 13 months when acquired by the Fund. They include the following:
 . United States Government securities -- direct obligations (in the form of Treasury bills, notes and bonds) of the United States Government, differing mainly by maturity lengths.
 . Government Agency Securities -- debt securities issued by agencies or instrumentalities of the United States Government. They are backed by the full faith and credit of the United States, guaranteed by the United States Treasury, supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or supported by the issuing agency's or instrumentality's credit. Agency securities include several of the types of instruments discussed below under "Mortgage-Backed Securities."
 . Certificates of Deposit -- generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Any non-negotiable time-deposits must mature in seven days or less.
 . Bankers' Acceptances -- time drafts drawn by borrowers on commercial banks, usually in connection with an international commercial transaction where both the borrower and the bank guarantee the payment of the draft in its face amount on the maturity date (which is usually within six months). These securities are traded in secondary markets prior to maturity. The Portfolios managed by State Street Research & Management Company ("State Street Research") and the index Portfolios will not invest in any security issued by a commercial bank or a savings and loan association (including foreign branches or agencies of banks) unless the bank or association is organized and operating in the Untied States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation. The Portfolios will not invest in non-negotiable bankers' acceptance maturing in more than 7 days.
 . Commercial Paper -- short-term unsecured promissory notes issued by corporations, usually to finance short-term credit needs. Commercial paper is generally sold on a discount basis, with maturity from issue not exceeding nine months. The Portfolios may purchase commercial paper with the highest (two highest for the T. Rowe Price Large Cap Growth and T. Rowe
  Price Small Cap Growth Portfolios) rating (and, for the State Street
  Research Money Market Portfolio, it must also be rated in one of the top two "modifiers" that indicate the best investment attributes of such rating) given by a nationally recognized statistical rating organization ("NRSRO") or, if unrated (a) of comparable quality or (b) issued by companies having outstanding debt issues in with ratings with one of the top three ratings given by an NRSRO (and for State Street Research Money Market Portfolio the debt issues must be in the top two rating categories).
 . Variable Amount Master Demand Notes -- commercial paper of companies that permit the purchaser to lend varying investment amounts (up to the maximum indicated in the note) at varying rates to the borrower. The borrower can prepay the amount borrowed at any time with no penalty and the lender can redeem the note at any time and receive the face value plus accrued interest. No secondary market exists for these notes. The same rating/credit quality requirements apply as described above for other forms of commercial paper.
 . Non-convertible Corporate Debt Securities -- such as bonds and debentures that will mature within a short time and that have credit characteristics comparable to those required above for commercial paper.
 . Repurchase Agreements -- the purchaser acquires ownership of another money market instrument, and the seller agrees at the time of sale to repurchase such other instrument at a specified time and price which determine the purchaser's yield during the holding period. This insulates the purchaser from market fluctuations unless the seller defaults. Repurchase agreements are collateralized by cash or the purchased (or equivalent) underlying instrument at all times at least equal in value to the price the Fund paid for the underlying instrument plus interest accrued to date. The Fund can enter into repurchase agreements with primary dealers for periods not to exceed 30 days. Repurchase agreements with a duration of more than 7 days are considered illiquid. If the seller defaults on its repurchase obligation, the Fund could experience a delay in recovery or inadequacy of the collateral and a cost associated with the disposition of the collateral.
 . Reverse Repurchase Agreements -- the sale of money market instrument by the Fund with an agreement by the Fund to repurchase the instrument at a specified time, price and interest payment. These agreements can be used when interest income earned from the reinvestment of the proceeds (in money market instrument with the same or shorter duration to maturity or resale) is greater than the interest expense of the reverse repurchase transaction. These agreements can also be used by the Fund as a form of borrowing and they therefore are subject to the limitations regarding borrowing by the Fund. In order to minimize the risk that it will have insufficient assets to repurchase the instrument subject to the agreement, the Fund will keep in a segregated account with its custodian liquid assets at least equal to the value of the specified repurchase price or the proceeds received on the sale subject to repurchase, plus accrued interest.

MORTGAGE-RELATED SECURITIES
GNMA -- partial ownership interests in a pool of mortgage loans which are individually guaranteed or insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. The GNMA certificates are issued and guaranteed by the Government National Mortgage Association, a U.S. Government corporation, and backed by the full faith and credit of the United States.

FNMA and FHLMC -- partial ownership interests in pools of mortgage loans. FNMA certificates are issued and guaranteed by the Federal National Mortgage Association, a federally chartered, privately owned corporation and are not backed by the U.S. Government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion). FHLMC certificates are issued and guaranteed by the Federal Home Loan Corporation, a federally chartered corporation owned by the Federal Home Loan Bank and are not backed by the U.S. government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion).

Mortgage-backed securities -- may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-governmental securities may offer higher yield to the Fund but may also expose the Fund to greater price fluctuation and risk than governmental securities. Many issuers guarantee payment of interest and principal on the securities regardless of whether payments are made on the underlying securities, which generally increases the quality and security. Risks which affect mortgage-backed securities' market values or yields, include actual or perceived interest rate changes, creditworthiness of the issuer or guarantor, prepayment rates value of the underlying mortgages and changes in governmental regulation or tax policies. In addition, certain mortgage-related securities may be settled only through privately owned clearing corporations whose solvency and creditworthiness are not backed by the U.S. Government and whose operational problems may result in delays in settlement or losses to a Portfolio. Mortgage-related securities include:
 . Mortgage-backed bonds, which are secured by a first lien on a pool of single-
  family detached properties and are also general obligations of their issuers. . Mortgage pass-through bonds, which are secured by a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment.
 . Stripped agency mortgage-backed securities, which are interests in a pool of mortgages, where the cash flow has been separated into its interest only ("interest only" or "IOs") and principal only ("principal only" or "POs") components. IOs or POs, other than government-issued IOs or POs backed by fixed rate mortgages, are considered illiquid securities.

 . Other mortgage-related securities, which are other debt obligations secured by mortgages on commercial real estate or residential properties.

BELOW INVESTMENT GRADE SECURITIES (or JUNK BONDS) -- debt securities that are not rated in (or judged to be of comparable quality to) one of the top four categories by an NRSRO. These securities expose the Fund to more risks than higher rated securities, including:
 . greater doubt as to the issuer's capacity to pay interest and principal
 . greater fluctuations in market values due to individual corporate developments
 . greater risk of default for various reasons including that (1) the issuers of these securities tend to be more highly leveraged and may not have available to them more traditional methods of financing and (2) the securities are unsecured and are generally subordinated to debts of other creditors
 . greater difficulty in obtaining accurate market quotations for valuation purposes
 . increased expenses to the extent the Fund must seek recovery due to a default in payment
 . less liquid trading markets

RESTRICTED OR ILLIQUID SECURITIES -- securities for which there is no readily available market. These securities are priced at fair value under procedures approved by the Fund's Board of Directors. A Portfolio can sell restricted securities only in privately negotiated transactions or in a public offering registered with the Securities and Exchange Commission ("SEC"). Subsequent to the purchase of a restricted security, SEC registration of such security may become necessary and a Portfolio that owns the security may need to pay all or part of the registration expenses and may need to wait until such registration becomes effective before it can sell the security. In addition, the absence of ready markets may delay a Portfolio's sale of an illiquid investment. Delays in disposing of an investment expose a Portfolio to fluctuations in value for longer periods than it desired.

RULE 144A SECURITIES -- securities that are not registered with the SEC but under certain circumstances may be considered as liquid. Pursuant to procedures approved by the Board of Directors, these securities are subject to ongoing evaluation to monitor their liquidity, and the purchase of these securities could have the effect of increasing the percent of a Portfolio's securities invested in illiquid securities. Liquidity is evaluated based on various factors including:
 . the availability of trading markets for the security
 . the frequency of trades and quotes
 . the number of dealers and potential purchasers
 . dealer undertakings to make a market
 . the nature of the security and of the marketplace trades (including disposal time, solicitation methods and mechanics of transfer)

LENDING PORTFOLIO SECURITIES. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code (the "Code").

OPTIONS ON SECURITIES, CURRENCIES AND INDICES. Options that are traded on recognized securities exchanges often have less of a risk of loss than those sold "over-the-counter." A Portfolio will not sell the security or currencies against which options have been written until after the option period has expired, a closing purchase transaction is executed, a corresponding put or call option has been purchased, or the sold option is otherwise covered. The sale and purchase of options involves paying brokerage commissions and other transaction costs. In addition, selling covered call options can increase the portfolio turnover rate.

The purchase and sale of index options have additional risks. For example if trading of certain securities in the index is interrupted, a Portfolio would not be able to close out options which it had purchased or sold if restrictions on exercise were also imposed. To address such liquidity concerns the Fund limits use of index options to options on indices (1) with a sufficient number of securities to minimize the likelihood of a trading halt and (2) for which there is a developed secondary market.

A Portfolio will cover any option it has sold on a stock index by (1) if the option is a call option, segregating with the Fund's custodian bank either (a) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities comprising the index, or (b) securities that substantially replicate changes in value of the securities in the index; (2) if the option is a put option, segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the exercise price; or (3) regardless of whether the option is a call or a put option, holding an offsetting position in the same option at an exercise price that is at least as favorable to the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. These contracts are traded in the interbank market through currency traders. The traders do not charge a fee, but they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. The use of these contracts involves various risks including:
 . inability to enter into a contract at advantageous times or with respect to the desired foreign currencies
 . poor correlation between a currency's value and any proxy currency that a
  Portfolio is using
 . the creditworthiness of the counterparty to the transaction
 . losses (or lost profits) due to unanticipated or otherwise adverse changes in the relative value of currencies
 . additional expense due to transaction costs or the need to purchase or sell foreign currency on the spot market to correlate with the currency delivery requirements of the contract

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will have its bank custodian segregate cash or liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

SWAPS, CAPS, FLOORS and COLLARS. A Portfolio will not enter into any swap, cap, floor or collar unless the portfolio manager thinks that the other party to the transaction is creditworthy. If the other party defaults, the Portfolio may have contractual remedies pursuant to agreements related to the transaction. Portfolios for which swaps are a permissible investment can enter credit protection swap arrangements which involve the sale by the Portfolio of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

The swap market has grown substantially in recent years and the swap market has become relatively liquid due to a large number of banks and investment banks acting as principals and agents and using standardized documentation. Caps, floors and collars are more recent innovations and standardized documentation has not yet been fully developed. For that reason they are less liquid than swaps. Liquidity of swaps, caps, floors and collars will be evaluated based on various factors including:
 . the frequency of trades and quotations
 . the number of dealers and prospective purchasers in the marketplace
 . dealer undertakings to make a market
 . the nature of the instrument (including demand or tender features)
 . the nature of the marketplace (including the ability to assign or offset a Portfolio's rights and obligations)

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Portfolio will cover any futures contract it has sold, or any call option it has sold on a futures contract, by (1) segregating with the Fund's custodian bank (a) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities or currency on which the futures contract (or related index) is based or (b) securities or currencies that substantially replicate changes in value of the securities or currencies on which the futures contract (or related index) is based or (2) holding an offsetting call option on that futures contract at the same or better settlement price. A Portfolio will cover any futures contract it has purchased, or any put option it has sold on a futures contract, by (1) segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the amount payable upon settlement of such futures contract or (2) holding an offsetting call option on that futures contract at the same or better settlement price.

CERTAIN INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES are those that may not be changed without approval of the outstanding voting shares of each affected Portfolio. The Prospectus indicates certain fundamental policies, and the following list contains some more. In some cases, the Prospectus or SAI specifically states that one or more Portfolios may engage in practices that would otherwise violate these fundamental restrictions. Except as noted below, such exceptions are also part of the Fund's fundamental policies, even though the Prospectus or SAI do not designate them individually as such. On the other hand, any policy set forth in the Prospectus that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote. Unless otherwise indicated, all restrictions apply at the time of purchase.

No Portfolio may:
 . borrow money to purchase securities or purchase securities on margin
 . engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933
 . issue senior securities
 . sell call options which are not covered options
 . sell put options other than to close out option positions previously entered into
 . invest in commodities or commodity contracts. In this regard, the following aspects of the Prospectus's table of "Certain Investment Practices" are non-fundamental: all of the prohibitions and limitations in item 9; the recognized exchange requirement in, and the omission of any Portfolio that invests in equity securities from, item 10; the recognized exchange requirement and the limitations on purpose in item 11; and all of item 12, except the requirement that the Portfolio must be authorized to use the underlying futures contract.
 . make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors
 . For purposes of the industry concentration limit in item 25 of the Prospectus table, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.

No more than 5% of the Scudder Global Equity Portfolio's assets will be committed to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio

NON-FUNDAMENTAL POLICIES are those that may be changed without approval of shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase. The following non-fundamental policies are in addition to those described elsewhere in the Prospectus or SAI.
 . No Portfolio will acquire securities for the purpose of exercising control over the management of any company
 . At least 75% of a Portfolio's total assets must be: (1) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (2) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (3) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to the Janus Mid Cap Portfolio.
 . No Portfolio may make any short sale

 . No Portfolio (except for the Janus Mid Cap Portfolio) may participate on a joint or joint and several basis in any trading account in securities

INSURANCE LAW RESTRICTIONS
The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio of the Fund complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the Insurance Companies ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

INVESTMENT MANAGEMENT ARRANGEMENTS

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-INVESTMENT MANAGEMENT AGREEMENTS MetLife and the Fund have entered into investment management agreements under which MetLife has the primary management responsibility for the Fund's four index Portfolios and overall responsibility for all Portfolios. In addition, MetLife has entered into sub-investment management agreements for all other Portfolios. For simplicity, each of MetLife and the sub-investment managers are referred to as "managers" when discussing issues affecting all of them.

Each agreement continues from year to year with annual approval by (a) the Board of Directors or a majority of that Portfolio's outstanding shares, and
(b) a majority of the Board of Directors who are not "interested persons" of any party of the agreement. Each agreement may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of a Portfolio may vote to terminate an agreement as to services provided for that Portfolio.

Managers make investment decisions and effect transactions based on information from a variety of sources including their own securities and economic research facilities. Managers are also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with their designated Portfolio(s).

MANAGEMENT FEES
The Fund pays MetLife for its investment management services as detailed in the Prospectus. For 1995, 1996 and 1997, MetLife fees for all Portfolios then available totaled $14,648,069, $20,845,048 and $31,213,713, respectively.

SUB-MANAGEMENT FEES
MetLife pays the sub-investment managers for their investment management services based on the following annual percentages of the average net assets of each Portfolio.

                                         AVERAGE
                                        DAILY NET     % PER
PORTFOLIO                                ASSETS       ANNUM
---------                           ----------------- -----
State Street Research Money Market  All assets        .25%
State Street Research Growth        1st $500 million  .40%
                                    next $500 million .35%
                                    over $1 billion   .30%
State Street Research Income        1st $250 million  .27%
                                    next $250 million .22%
                                    over $500 million .17%
State Street Research Diversified   1st $500 million  .35%
                                    next $500 million .30%
                                    over $1 billion   .25%
Santander                           1st $500 million  .55%
International Stock                 next $500 million .50%
                                    over $1 billion   .45%
State Street Research               1st $500 million  .55%
Aggressive Growth                   next $500 million .50%
                                    over $1 billion   .45%
Loomis Sayles High Yield Bond       All assets        .50%
T. Rowe Price Small Cap Growth      1st $100 million  .35%
                                    next $300 million .30%
                                    over $400 million .25%
T. Rowe Price Large Cap Growth      1st $50 million   .50%
                                    over $50 million  .40%
Janus Mid Cap                       1st $100 million  .55%
                                    next $400 million .50%
                                    over $500 million .45%
Scudder Global Equity               1st $50 million   .70%
                                    next $50 million  .35%
                                    next $400 million .30%
                                    over $500 million .275%
Harris Oakmark Large Cap Value      1st $250 million  .65%
                                    over $250 million .60%
Neuberger&Berman Partners           1st $100 million  .50%
Mid Cap Value                       next $250 million .475%
                                    next $500 million .45%
                                    next $750 million .425%
                                    over $1.6 billion .40%

The following table shows gross sub-investment management fees paid by MetLife under these agreements. No management fees will be paid with respect to the T. Rowe Price Large Cap Growth, Harris Oakmark Large Cap Value and
Neuberger&Berman Partners Mid Cap Value until after their inception. In addition, no management fees were paid to Santander Global Advisers, Inc. since it became sub-investment manager on November 9, 1998.

                                           YEAR ENDED DECEMBER 31,
                                     -----------------------------------
MANAGER                                 1995        1996        1997
-------                              ----------- ----------- -----------
State Street Research/1/             $10,412,735 $14,979,746 $19,942,628
GFM International Investors, Inc.    $ 1,634,069 $ 1,868,362 $ 1,690,665
("GFM")/2/
Loomis Sayles & Company, L.P./3/               0           0 $    60,889
T. Rowe Price Associates, Inc./3/              0           0 $   120,608
Janus Capital Corporation/3/                   0           0 $   184,926
Scudder Kemper Investments, Inc./3/            0           0 $   138,864

------------
/1/ No sub-investment management fees were paid to State Street Research during 1995 and 1996 for services to the State Street Research Money Market or Santander International Stock Portfolio because State Street Research only served as sub-investment manager beginning August 1, 1997 (and, as of November 9, 1998, no longer served as such).

/2/ GFM prior to August 1, 1997 received fees as sub-investment manager from August 1, 1997 through November 9, 1998, GFM served as sub-sub-investment manager and received fees as such from State Street Research. $616,573 of the amount indicated for 1997 was paid to GFM as sub-sub-investment manager.

/3/ Prior to March 3, 1997 (Portfolio inception), no fees were paid.

PAYMENT OF FUND EXPENSES
As detailed in the Prospectus, MetLife currently pays certain expenses for the Loomis Sayles High Yield Bond, Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, Neuberger&Berman Partners Mid Cap Value, Lehman Brothers Aggregate Bond Index, Russell 2000 Index and Morgan Stanley EAFE Index Portfolios to the extent they exceed certain amounts.

Apart from any such payment by MetLife, each Portfolio bears its share of all Fund expenses, including those for: (1) fees of the Fund's directors; (2) custodian and transfer agent fees; (3) audit and legal fees; (4) printing and mailing costs for the Fund's prospectuses, proxy material and periodic reports to shareholders; (5) MetLife's investment management fee; (6) brokerage commissions on portfolio transactions (including costs for acquisition, disposition, lending or borrowing of investments); (7) Fund taxes; (8) interest and other costs related to any Fund borrowing; and (9) extraordinary or one-time expenses (such as litigation related costs).

All of the Fund's expenses, except extraordinary or one-time expenses, are accrued daily.

                       DIRECTORS AND OFFICERS OF THE FUND

Unless otherwise noted, the address of each executive officer and director listed below is One Madison Avenue, New York, New York 10010.


                                                              PRINCIPAL OCCUPATION(S)
  NAME, (AGE) AND ADDRESS   POSITION(S) WITH FUND               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
  Steve A. Garban (61)+     Director                Retired, formerly Senior Vice-President
  The Pennsylvania State                            Finance and Operations and Teasurer, The
  University                                        Pennsylvania State University
  208 Old Main
  University Park, PA
  16802
------------------------------------------------------------------------------------------------
  David A. Levene (59)*     Chairman of the Board,  Executive Vice-President, MetLife since
                            Chief Executive Officer 1996; prior thereto, Senior Vice-President
                            and Director            and Chief Actuary
------------------------------------------------------------------------------------------------
  Malcolm T. Hopkins (70)+  Director                Private Investor, formerly Vice-Chairman of
  14 Brookside Road                                 the Board and Chief Financial Officer, St.
  Biltmore Forest                                   Regis Corp. (forest and paper products)
  Asheville, NC 28803
------------------------------------------------------------------------------------------------
  Robert A. Lawrence (72)+  Director                Retired, formerly Partner, Saltonstall & Co.
  175 Federal Street                                (private investment firm)
  16th Floor
  Boston, MA 02110
------------------------------------------------------------------------------------------------
  Dean O. Morton (66)+      Director                Retired, formerly Executive Vice-President,
  3200 Hillview Avenue                              Chief Operating Officer and Director,
  Palo Alto, CA 94304                               Hewlett-Packard Company
------------------------------------------------------------------------------------------------
  Michael S. Scott Morton   Director                Jay W. Forrester Professor of Management at
  (61)+                                             Sloan School of Management, MIT
  Massachusetts Institute
  of Technology ("MIT")
  50 Memorial Drive
  Cambridge, MA 02139-4307
------------------------------------------------------------------------------------------------
  Arthur G. Typermass       Director                Retired, formerly Senior Vice-President and
  (61)*                                             Treasurer, MetLife
  43 Chestnut Drive
  Garden City, NY 11530
------------------------------------------------------------------------------------------------
  Bradford W. White (32)+*  Controller              Senior Technical Consultant -- Pensions,
                                                    MetLife since 1993; Senior Financial
                                                    Analyst -- Retirement and Savings Center,
                                                    1992-1993; prior thereto, Financial Analyst
------------------------------------------------------------------------------------------------
  Christopher P. Nicholas   President and Chief     Associate General Counsel, MetLife
  (49)+*                    Operating Officer
------------------------------------------------------------------------------------------------
  Janet Morgan (35)*        Treasurer               Assistant Vice-President, MetLife since
                                                    1997; prior thereto, Director
------------------------------------------------------------------------------------------------
  Elaine Stevenson (39)*    Vice-President          Vice-President, MetLife
------------------------------------------------------------------------------------------------
  Lawrence A. Vranka (58)*  Vice-President          Vice-President, MetLife
------------------------------------------------------------------------------------------------
  Robin Wagner (37)*        Secretary               Assistant General Counsel, MetLife since
                                                    1997, Counsel, 1995-1997; prior thereto,
                                                    Associate Counsel
------------------------------------------------------------------------------------------------
  Patricia S. Worthington   Assistant Secretary     Assistant Vice-President and Assistant
  (42)*                                             Compliance Director of MetLife since 1997;
                                                    prior thereto Associate Counsel
------------------------------------------------------------------------------------------------
  Nancy A. Turchio (29)*    Assistant Secretary     Legal Assistant, MetLife since 1994; prior
                                                    thereto, legal assistant Cadwalader,
                                                    Wickersham & Taft
------------------------------------------------------------------------------------------------
  Harold Lerner (62)*       Assistant Controller    Technical Consultant -- Financial
                                                    Management, MetLife since 1996; prior
                                                    thereto, Pricing/Contracts Analyst --
                                                     Retirement and Savings Center
------------------------------------------------------------------------------------------------
  Dianne Johnson (47)*      Assistant Controller    Senior Technical Consultant -- Financial
                                                    Management, MetLife since 1997; Technical
                                                    Consultant -- Retirement and Savings Center,
                                                    1994-1997; prior thereto, Accounting
                                                    Supervisor -- Retirement and Savings Center

-----------
(*) Interested Person, as defined in the Investment Company Act of 1940 ("1940
    Act"), of the Fund.
(+) Serves as a trustee, director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust, State Street Research Exchange Trust and State Street Research Portfolios, Inc.

The Directors have been compensated as follows:


                                           (3)
                                        PENSION OR                  (5)
                                        RETIREMENT    (4)          TOTAL
                               (2)       BENEFITS  ESTIMATED   COMPENSATION
                            AGGREGATE    ACCRUED     ANNUAL    FROM THE FUND
            (1)            COMPENSATION AS PART OF  BENEFITS     AND FUND
          NAME OF              FROM        FUND       UPON     COMPLEX PAID
        DIRECTOR(B)         FUND(A)(C)   EXPENSES  RETIREMENT TO DIRECTORS(B)
-----------------------------------------------------------------------------
  Jeffrey J. Hodgman(d)         0            0          0            0
-----------------------------------------------------------------------------
  Steve A. Garban            $24,000         0          0        $ 75,899
-----------------------------------------------------------------------------
  Malcolm T. Hopkins         $22,500         0          0        $ 78,499
-----------------------------------------------------------------------------
  Robert A. Lawrence         $21,000         0          0        $ 93,125
-----------------------------------------------------------------------------
  Dean O. Morton             $21,000         0          0        $ 97,125
-----------------------------------------------------------------------------
  Michael S. Scott Morton    $21,000         0          0        $103,625
-----------------------------------------------------------------------------
  John H. Tweedie(d)            0            0          0            0
-----------------------------------------------------------------------------
  David A. Levene               0            0          0            0

------------
(a) For the fiscal year ended December 31, 1997.
(b) Complex is comprised of 10 trusts and two corporations with a total of 31 funds and/or series. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 1997.
(c) Directors and officers who are currently active employees of MetLife receive no compensation for services rendered to the Fund other than their regular compensation from MetLife or its affiliate of which they are employees. Other directors who are not currently active employees of MetLife receive a fee of $10,000 per year, plus $2,500 for each directors' meeting they attend, $500 for each audit committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. Messrs. Garban and Hopkins also each receive $1,500 for attending any contract committee meeting. The chairman of the audit committee receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.
(d) Jeffrey J. Hodgman resigned as a director effective May 1, 1998. John H. Tweedie resigned as director effective April 24, 1997.
------------
None of the above officers and directors of the Fund owns any stock of the Fund.

PLACING PORTFOLIO TRANSACTIONS

Each Portfolio's manager has day-to-day responsibility for selecting broker-dealers who will process investment transactions for the Portfolio. The managers follow similar policies and procedures for each Portfolio. When a manager's policy or practice is significantly different, it is specifically identified below. In the discussion that follows, the term broker-dealer includes both brokers (brokerage firms who act as agents in purchases or sales of portfolio investments by the Fund) and dealers (investment firms who act for their own account in selling or purchasing securities to or from the
Fund).

PRIMARY POLICY
Each manager's primary policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Fund.

SELECTING A BROKER-DEALER
To select the best broker-dealer for a given transaction, each manager will consider one or more of the following:
 . the price of the security or instrument
 . the nature of the market for the security or instrument
 . the size and difficulty of the order
 . the execution experience of the broker-dealer (generally and as to specific markets or securities)
 . confidentiality
 . the broker-dealer's financial responsibility
 . the competitiveness of the commission or spread (see "Competitiveness of
  Commission Rates and Net Prices" below)
 . proven integrity and reliability
 . the quality of execution
 . the broker-dealer's research and statistical services and capabilities
 . the broker-dealer's capital clearance and settlement capabilities (see
  "Research and Statistical Services" below)
 . desired timing of the trade
 . any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements (see "Directed Brokerage" below)

RESEARCH AND STATISTICAL SERVICES
When more than one firm satisfies the Portfolio's other standards, managers may consider the range of services and capabilities that those broker-dealers provide, including:
 . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy
 . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy
 . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation
 . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories
 . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

In most cases, these services supplement a manager's own research and statistical efforts. Research and statistical information and materials are generally subject to internal analysis before being incorporated into a manager's investment process.

Generally, services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings. Often managers use internal surveys and other methods to evaluate the quality of research and other services provided by various broker-dealer firms. Results of these studies are available to the managers' trading departments for use when selecting broker-dealers to execute portfolio transactions.

MULTIPLE USES FOR SERVICES
The same research and statistical products and services may be useful for multiple accounts. Managers may use such products and services when managing any of their investment accounts. Therefore, managers may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include any Portfolio) in the management of the same or any such other account (which, again, may or may not include that Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in a manager's investment decision process, then the manager may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the manager with the investment decision process may be considered by the manager in allocating transactions to broker-dealers.

COMPETITIVENESS OF COMMISSION RATES AND NET PRICES
Brokerage and other services furnished by broker-dealers are routinely reviewed and evaluated. Managers try to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolios occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, managers evaluate the reasonableness of a commission or net price for each transaction.

Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:
 .the difficulty of execution and settlement
 . the size of the transaction (number of shares, dollar amount, and number of clients involved)
 . historical commission rates or spreads
 . rates and prices quoted by other brokers and dealers
 . familiarity with commissions or net prices paid by other institutional investors
 . the level and type of business done with the broker-dealer over time
 . the extent to which broker or dealer has capital at risk in the transaction

COMPENSATING BROKER-DEALERS FOR SERVICES
After considering a combination of all the factors, managers may not necessarily select the broker with the lowest commission rate.

Managers may or may not ask for competitive bids based on their judgment as to whether such bids would have a negative effect on the execution process. Managers do not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided.

This is an area where differences of opinion as to fact and circumstances may exist, however. Therefore, to the extent necessary, managers rely on Section 28(e) of the Securities Exchange Act of 1934, which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.

Accordingly, while it is difficult to determine any extent to which commission rates or net prices charged by broker-dealers reflect the value of their services, managers expect commissions to be reasonable in light of total brokerage and research services provided by each particular broker. Although it is also difficult to place an exact dollar value on research and statistical services received from broker-dealers, the managers believe that these services tend to reduce the Portfolio's expenses in the long-run.

When purchasing securities for a Portfolio in fixed price underwriting transactions, managers follow instructions received from the Fund as to the allocation of new issue discounts, selling concessions and designations to any brokers or dealers which provide the Fund with research, performance evaluation, master trustee and other services. Absent instructions from the Fund, the manager may make such allocations to broker-dealers which provide it with research, statistical, and brokerage services.

FIXED INCOME SECURITIES
Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission paid, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices known as a dealer's mark-up. Securities may also be purchased from underwriters at prices which include underwriting fees paid by the issuer.

OVER-THE-COUNTER SECURITIES MARKET
Orders through the over-the-counter securities market are placed with the principal market-makers for the security, unless a more favorable result is available elsewhere. A principal market-maker is one who actively and effectively trades in the relevant security.

BROKERAGE ALLOCATION AGREEMENTS AND UNDERSTANDINGS
Managers may pay cash for certain services provided by external sources or choose to allocate brokerage business as compensation for the services. Managers do not have fixed agreements with any broker-dealer as to the amount of brokerage business which that firm may expect to receive because of the services they supply. However, managers may have understandings with certain firms which acknowledge that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

Managers have internal brokerage allocation procedures for that portion of their discretionary client brokerage business where more than one broker-dealer can provide best price and execution. In such cases, managers make judgments as to the level of business which would recognize any research and statistical services provided. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage, research and statistical services they provide. The actual brokerage received by any firm may be less than the suggested allocations but can, and often do, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. Broker-dealers are never excluded from receiving business because they do not provide research or statistical services.

DIRECTED BROKERAGE
On behalf of the Portfolios, the Fund may request that managers also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Fund may condition its requests by requiring that managers effect transactions with specified broker-dealers only if the broker-dealers are competitive as to price and execution. While the Fund believes that overall this practice can benefit the Fund, in some cases managers may be unable to negotiate commissions or obtain volume discounts or best execution and commissions charged under directed brokerage arrangements may be higher than those not using such arrangements. Directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved using directed brokerage arrangements is that in, an effort to achieve orderly execution of transactions, execution of orders using directed brokerage arrangements may, at the discretion of the trading desk, be delayed until execution of other orders have been completed. The Board of Directors will monitor directed brokerage transactions to help ensure that they are in the best interest of the Fund and its shareholders.

BUNCHING OF ORDERS
When securities are purchased or sold for a Portfolio, managers may also be purchasing or selling the same securities for other accounts. Managers may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, managers allocate aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. Managers also consider the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in a particular Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.

The Board of Directors has adopted procedures governing bunching to ensure that bunching remains in the best interest of the Fund and its shareholders. Because the procedures do not always adequately accommodate all facts and circumstances, exceptions are made to the policy of allocating trades on an adjusted, pro-rata basis. Exceptions to the policy may include not aggregating orders and/or reallocating to:
 . recognize a manager's negotiation efforts
 . eliminate de minimus positions
 . give priority to accounts with specialized investment policies and objectives

 . give special consideration of an account's characteristics (such as concentrations, duration, or credit risk)
 . avoid a large number of small transactions which may increase custodial and other transaction costs (which effect smaller accounts disproportionately)

Depending on the circumstances, such exceptions may or may not cause an account to receive a more or less favorable execution relative to other accounts.

Harris Associates L.P. may use its affiliate, Harris Associates Securities L.P., and Neuberger&Berman Management Incorporated may use its affiliate, Neuberger&Berman, LLC, (the "affiliated brokers") as brokers for effecting securities transactions for the respective portfolios for which they are the managers. The Board of Directors, including a majority of the directors who are not "interested" directors, has determined that securities transactions for a Portfolio may be executed through these affiliated brokers, if, in the judgment of the manager, the use of the affiliated broker is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and, if, in such transactions, the affiliated broker charges the Portfolio commission rates at least as favorable as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Directors has adopted procedures designed to provide that commissions, fees or other remuneration paid to affiliated brokers are consistent with this standard. The Portfolios will not effect principal transactions with affiliated brokers.

COMMISSIONS PAID
The Fund paid total brokerage commissions in 1995, 1996, and 1997, of $6,329,000, $10,728,775, $13,756,000, respectively, on the then available
Portfolios. Commissions were materially higher in 1997 because the Santander International Stock Portfolio experienced a higher portfolio turnover caused by the Portfolio's restructuring effected in 1997 and because of the addition of four new Portfolios as of March 3, 1997.

SALE AND REDEMPTION OF SHARES

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

MetLife need not sell any specific number of Fund shares. MetLife will pay the Fund's distribution expenses and costs (which are those arising from activities primarily intended to sell Fund shares).

The Fund may suspend sales and redemptions of a Portfolio's shares during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed (other than customary weekend and holiday closings); (2) an emergency exists which makes disposing of portfolio securities or establishing a Portfolio's net asset value impractical; or (3) the Securities and Exchange Commission orders suspension to protect Portfolio shareholders.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g. changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

PRICING OF PORTFOLIO SECURITIES

Portfolio securities are priced as described in the table that follows. If the data necessary to employ the indicated pricing methods are not available, the investment will be assigned a fair value in good faith pursuant to procedures approved by the Board of Directors. Such "fair value" pricing may also be used if the customary pricing procedures are judged for any reason to result in an unreliable valuation.

                          PRICING OF SECURITIES CHART

                                                                                                      VALUE
                                                                        AVERAGE                   ESTABLISHED BY
                                                           LAST         BETWEEN                     RECOGNIZED
                                LAST                       SPOT         LAST BID                   EXCHANGE OR
                                SALE        LAST BID       PRICE       AND ASKED                      OTHER
                              (PRIMARY      (PRIMARY     (PRIMARY       (PRIMARY      AMORTIZED     RECOGNIZED
                               MARKET)      MARKET)       MARKET)       MARKET)         COST*        SOURCES
----------------------------------------------------------------------------------------------------------------
  Portfolio Securities                                               All
  Traded on Domestic Stock  All                                      Portfolios/2/
  Exchanges                 Portfolios/1/ L/2/                       except L
----------------------------------------------------------------------------------------------------------------
  Portfolio Securities
  Traded Primarily on
  Non-Domestic              All
  Securities Exchanges      Portfolios/1/
----------------------------------------------------------------------------------------------------------------
  Securities Listed or                    All                        All
  Traded on More than       All           Portfolios/3/              Portfolios/2/
  One Exchange              Portfolios/1/ S/2/                       except S
----------------------------------------------------------------------------------------------------------------
  Domestic Securities                                                All
  Traded in the Over                                                 Portfolios/1/
  the Counter Market                                                 except S, L,
                            S/1/, NB/1/   L/1/ S/2/                  NB and MM      MM
----------------------------------------------------------------------------------------------------------------
  Non-U.S. Securities                     All
  Traded in the Over        All           Portfolios/2/
  the Counter Market        Portfolios/1/ except NB                  NB/2/
----------------------------------------------------------------------------------------------------------------
  Short-term
  Instruments with
  Remaining Maturity
  of Sixty Days or                                                                  All
  Less                                                                              Portfolios/1/
----------------------------------------------------------------------------------------------------------------
  Options on Securities,
  Indices, or Futures       All                                      All
  Contracts                 Portfolios/1/                            Portfolios/2/
----------------------------------------------------------------------------------------------------------------
                                                       All
  Currencies                                           Portfolios/1/
----------------------------------------------------------------------------------------------------------------
                                                                                                  All
  Futures Contracts                                                                               Portfolios/1/
----------------------------------------------------------------------------------------------------------------

------------
  1. primary method used
  2. if primary method is unavailable
  3. if both primary and secondary methods are unavailable
  L. Loomis Sayles High Yield Bond Portfolio Only

  NB.Neuberger & Berman Partners Mid Cap Value Portfolio Only
  S. Scudder Global Equity Portfolio Only
  MM.State Street Research Money Market Portfolio Only
  * Amortized Cost Method: Securities are valued at the cost on the date of purchase and thereafter, a constant proportionate amortization value is assumed until maturity of any discount or premium (regardless of fluctuating interest rates on the market value of the security). Maturity is deemed to be the next date on which the interest rate is to be adjusted. Note, using this method may result in different yield and net asset values than market valuation methods.

TAXES

The following summarizes some of the relevant tax considerations associated with the Fund. It is not a complete explanation and should not substitute for careful tax planning and consulting with individual tax advisers.

The Fund's tax attributes are allocated among the Portfolios as if they were separate corporations. For example, if a Portfolio has a net capital loss for a taxable year, including any allocated net capital loss carryforwards, such loss(es) will only offset net capital gains of that Portfolio. Also, each Portfolio stands alone to determine that Portfolio's net ordinary income or loss.

The Fund currently qualifies (and intends to continue to qualify) as a "regulated investment company" under the Code. To qualify, among other things, each Portfolio must derive at least 90% of its gross income from dividends, interest, payments for security loans, and gains or other income derived from each Portfolio's business of investing in stocks, securities or foreign currencies. As a regulated investment company, the Fund does not pay federal income tax on net ordinary income and net realized capital gains distributed to shareholders. A nondeductible 4% excise tax applies to any regulated investment company on any excess of required distributions for the calendar year over the amount actually distributed. The Fund must distribute 98% of its ordinary income and capital gain net income. The Fund does not expect to incur excise taxes.

Dividends paid by a Portfolio from its ordinary income, and distributions of its net realized short-term capital gains, are taxable to the shareholder as ordinary income. Generally, any of a Portfolio's income which represents dividends on common or preferred stock of a domestic corporation (rather than interest income), distributed to the Insurance Companies may be deducted as dividends received, to the extent the deduction is available to a life insurance company.

Distributions from the Fund's net realized long-term gains are taxable to the Insurance Companies as long-term capital gains regardless of the holding period of the Portfolio shares. Long-term capital gain distributions are not eligible for the dividends received deduction.

Dividends and capital gains distributions may also be subject to state and local taxes.

The Fund complies with section 817(h) of the Code and its related regulations. This means that the Fund generally may issue shares only to life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts ("variable insurance contracts") and the general account of MetLife which provided the initial capital for the Portfolios. The prospectus for the Contracts discusses in more depth the taxation of segregated asset accounts and of the Contract owner.

Section 817(h) of the Code and related regulations require segregated asset accounts investing in the Portfolios to diversify. These diversification requirements, which are in addition to those imposed on the Fund under the 1940 Act and under Subchapter M of the Code, may affect selection of securities for the Portfolios. Failing to meet Section 817(h) requirements may have adverse tax consequences for the insurance company offering the variable insurance contract and result in immediate taxation of the contract owner if the investment in the contract has appreciated in value.

The Treasury Department may possibly adopt regulations or the IRS may issue a revenue ruling which may deem a Contract owner, rather than the insurance company, to be treated as owner of the assets of a segregated asset account based on the extent of investment control by the contract owner. As a result, the Fund may take action to assure that a Contract continues to qualify as a variable insurance contract under federal tax laws. For example, the Fund may alter the investment objectives of a Portfolio or substitute shares of one Portfolio for those of another. To the extent legally necessary, a change of investment objectives or share substitution will only occur with prior notice to affected shareholders, approval by a majority of shareholders and approval by the Securities and Exchange Commission.

Several unique tax considerations arise in connection with a Portfolio which may invest in foreign securities. The Portfolio may have to pay foreign taxes, which could reduce its investment performance. Dividends paid by a Portfolio corresponding to dividends paid by non-United States companies do not qualify for the dividends received deduction.

Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through to the Insurance Companies any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the Insurance Companies. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to the Insurance Companies.

GENERAL INFORMATION

EXPERTS

The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Co, 80202, is the Fund's independent auditor. The Fund's financial statements for the 12 months ended December 31, 1997 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

INTRODUCTION OF THE EURO
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "European Union"). The European Union intends to establish a common European currency for participating countries that will generally be known as the "Euro." It is anticipated that each such member country will supplement its existing currency with the Euro on January 1, 1999 and replace its existing currency with the Euro on July 1, 2002. Additional European countries that are members of the European Union may elect to supplement their existing currencies with the Euro after January 1, 1999.

The expected introduction of the Euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; the treatment of outstanding financial contracts after January 1, 1999; the application of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement systems for the new currency. While it is impossible to predict what effect the Euro's introduction may have on a Portfolio's investments in foreign securities and foreign currencies, these and other factors could cause market disruptions before or after the introduction of the Euro and could, among other things, adversely affect the value of securities held by the Portfolio.

CUSTODIAN ARRANGEMENT
State Street Bank and Trust Company of Boston, Massachusetts, is the custodian of the assets of all Portfolios. The custodian's duties include safeguarding and controlling the Fund's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Portfolio securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the Book-entry system of the Federal Reserve System or with Depository Trust Company. Except as otherwise permitted under applicable Securities and Exchange Commission "no-action" letters or exemptive orders, the Fund holds foreign assets in qualified foreign banks and depositories meeting the requirements of Rule 17f-5 under the Investment Company Act of 1940.

COMPUTER SOFTWARE SYSTEMS
The services provided to the Fund by MetLife as investment manager and distributor, the other managers and the transfer agent, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could negatively impact handling of securities trades, pricing and account services. MetLife, the other managers, and transfer agents are actively working on necessary changes to their computer systems to deal with this issue and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.

INDEX SPONSORS

The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE (R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE (R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE (R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE (R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE (R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

FINANCIAL STATEMENTS

Copies of the annual report for the Fund for the 12 months ended December 31, 1997 and the semi-annual report for the Fund for the 6 months ended June 30, 1998 accompany this Statement of Additional Information and are incorporated by reference, excluding the "Management Discussion and Analysis" from the June 30, 1998 semi-annual report.

                                    APPENDIX

          DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS

                                                                       STANDARD & POOR'S RATING GROUP (S&P)
  RATING MOODY'S INVESTOR SERVICE, INC. (MOODY'S) DESCRIPTION   RATING DESCRIPTION
-----------------------------------------------------------------------------------------------------------
   Aaa   Bonds with this rating are judged                      AAA    An obligation with this rating
         to be of the best quality,                                    has the highest rating assigned
         carrying the smallest degree or                               by S&P. The obligor's capacity to
         investment risk. They are                                     meet its financial commitment on
         generally referred to as "gilt                                the obligation is extremely
         edged." Interest payments are                                 strong.
         protected by a large or by an
         exceptionally stable margin and
         principal is secure. While the
         various protective elements are
         likely to change, such changes as
         can be visualized are most
         unlikely to impair the
         fundamentally strong position of
         such issues.
-----------------------------------------------------------------------------------------------------------
   Aa    Bonds with this rating are judged                      AA     An obligation with this rating
         to be of high quality by all                                  differs from the highest
         standards. Together with the Aaa                              obligations only in small degree.
         group, they comprise what are                                 The obligor's capacity to meet
         generally known as high-grade                                 its financial commitment on the
         bonds. They are rated lower than                              obligation is very strong.
         the best bonds because margins of
         protection may not be as large as
         in Aaa securities or fluctuation
         of protective elements may be of
         greater amplitude or there may be
         other elements present which make
         the long-term risks appear
         somewhat greater than in Aaa
         securities.
-----------------------------------------------------------------------------------------------------------
   A     Bonds with this rating possess                         A      An obligation with this rating is
         many favorable investment                                     somewhat more susceptible to the
         attributes and are to be                                      adverse effects of changes in
         considered as upper-medium-grade                              circumstances and economic
         obligations. Factors giving                                   conditions than obligations in
         security to principal and                                     higher-rated categories. However,
         interest are considered adequate,                             the obligor's capacity to meet
         but elements may be present which                             its financial commitment on the
         suggest a susceptibility to                                   obligation is still strong.
         impairment sometime in the
         future.
-----------------------------------------------------------------------------------------------------------
   Baa   Bonds with this rating are                             BBB    An obligation with this rating
         considered as medium grade                                    exhibits adequate protection
         obligations, i.e., they are                                   parameters. However, adverse
         neither highly protected nor                                  economic conditions or change
         poorly secured. Interest payments                             circumstances are more likely to
         and principal security appear                                 lead to weakened capacity of the
         adequate for the present but                                  obligor to meet its financial
         certain protective elements may                               commitment on the obligation.
         be lacking or may be
         characteristically unreliable
         over any great length of time.
         Such bonds lack outstanding
         investment characteristics and in
         fact have speculative
         characteristics as well.
-----------------------------------------------------------------------------------------------------------
   Ba    Bonds with this rating are judged                      BB     An obligation with this rating
         to have speculative elements;                                 has significant speculative
         their future cannot be considered                             characteristics, but is less
         as well-assured. Often, the                                   vulnerable to nonpayment than
         protection of interest and                                    bonds in the lower ratings.
         principal payments may be very                                However, it faces major ongoing
         moderate, and thereby not well                                uncertainties or exposure to
         safeguarded during both good and                              adverse business, financial or
         bad times over the future.                                    economic conditions which could
         Uncertainty of position                                       lead to the obligor's inadequate
         characterizes bonds in this                                   capacity to meet its financial
         class.                                                        commitment on the obligation.
-----------------------------------------------------------------------------------------------------------
   B     Bonds with this rating generally                       B      An obligation with this rating is
         lack characteristics of the                                   more vulnerable to nonpayment
         desirable investment. Assurance                               than obligations rated BB, but
         of interest and principal                                     the obligor currently has the
         payments of maintenance of other                              capacity to meet its financial
         terms of the contract of any long                             commitment on the obligation.
         period of time may be small.                                  Adverse business, financial or
                                                                       economic conditions will likely
                                                                       impair the obligator's capacity
                                                                       or willingness to meet its
                                                                       financial commitment on the
                                                                       obligation.

  RATING    MOODY'S INVESTOR SERVICE, INC. (MOODY'S) DESCRIPTION   RATING  STANDARD & POOR'S RATING GROUP (S&P)DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------
  Caa       Bonds with this rating are of                          CCC     An obligation with this rating is
            poor standing. Such issues may be                              currently vulnerable to
            in default or there may be                                     nonpayment, and is dependent upon
            present elements of danger with                                favorable business, financial,
            respect to principal or interest.                              and economic conditions for the
                                                                           obligor to meet its financial,
                                                                           and economic commitment on the
                                                                           obligation. In the event of
                                                                           adverse business, financial or
                                                                           economic conditions, the obligor
                                                                           is not likely to have the
                                                                           capacity to meet its financial
                                                                           commitment on the obligation.
--------------------------------------------------------------------------------------------------------------------------
  Ca        Bonds with this rating represent                       C       An obligation with this rating
            obligations which are speculative                              may be used to cover a situation
            in a high degree. Such issues are                              where a bankruptcy petition has
            often in default or have other                                 been filed or similar action has
            marked shortcomings.                                           been taken, but payments on this
                                                                           obligation are being continued.
--------------------------------------------------------------------------------------------------------------------------
  C         Bonds with this rating are the                         D       An obligation rated D is in
            lowest rated class of bonds, and                               payment default. This rating
            issues so rated can be regarded                                category is used when payments on
            as having extremely poor                                       an obligation are not made on the
            prospects of ever attaining any                                date due even if the applicable
            real investment standing.                                      grace period has not expired,
                                                                           unless S&P believes that such
                                                                           payments will be made during such
                                                                           grace period. This rating also
                                                                           will be used upon the filing of a
                                                                           bankruptcy petition on an
                                                                           obligation are jeopardized.
--------------------------------------------------------------------------------------------------------------------------
  1         This modifier is used with Aa, A,                      (+)/(-) These modifiers are used with
            Baa, Ba and B ratings and                                      ratings from AA to CCC to show
            indicates the bond possesses                                   relative standing within the
            strongest investment attributes                                rating category.
            within the rating class.
--------------------------------------------------------------------------------------------------------------------------
  No Rating This might arise if: (1) an                            r       This symbol attached to the
            application for rating was not                                 ratings of instruments with
            received or accepted; (2) the                                  significant non credit risks. It
            issue or issuer belongs to a                                   highlights risks to principal or
            group of securities that are not                               volatility of expected returns
            rated as a matter of policy;                                   which are not addressed in the
            (3) there is a lack of essential                               credit rating. Examples include:
            data pertaining to the issue or                                obligations linked or indexed to
            issuer; (4) the issue was                                      equities, currencies or
            privately placed in which case                                 commodities; obligations exposed
            the rating is not published in                                 to severe prepayment risk such as
            the Moody's publication; or                                    interest only principal only
            (5) the rating was suspended or                                mortgage securities; and
            withdrawn because new and                                      obligations with unusually risky
            material circumstances arose, the                              interest terms, such as inverse
            effects of which preclude                                      floaters.
            satisfactory analysis; there is
            no longer available reasonable
            up-to-date data to permit a
            judgment to be formed; a bond is
            called for redemption or for
            other reasons.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  RATING    MOODY'S INVESTOR SERVICE, INC. (MOODY'S) DESCRIPTION   RATING    STANDARD & POOR'S RATING GROUP (S&P)DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
  Prime     Commercial paper with this rating                      A         Commercial paper with this rating
            is the highest rated based on the                                is the highest based on: (1)
            following factors: (1) management                                liquidity ratios are adequate to
            of the issuer; (2) economics of                                  meet cash requirements; (2) the
            the issuer's industry or                                         issuer's long-term senior debt is
            industries and the speculative-                                  rated "A" or better, although in
            type risks which may be inherent                                 some cases "BBB" or better may be
            in certain areas; (3) the                                        allowed; (3) the issuer has
            issuer's products in relation to                                 access to at least two additional
            competition and customer                                         channels of borrowing; (4) the
            acceptance; (4) liquidity; (5)                                   issuer's basic earnings and cash
            amount and quality of long-term                                  flow have an upward trend with
            debt; (6) trend of earnings over                                 allowance made for unusual
            a period of 10 years; (7)                                        circumstances; (5) Typically, the
            financial strength of any parent                                 issuer's industry is well
            and the relationships which exist                                established and the issuer has a
            with the issuer; and (8)                                         strong position within the
            recognition by the management of                                 industry; and (6) the reliability
            obligations which may be present                                 and quality of management are
            or may arise as a result of                                      unquestioned.
            public interest questions and
            preparations to meet such
            obligations.
----------------------------------------------------------------------------------------------------------------------------
  1, 2 or 3 These modifiers indicates the                          1, 2 or 3 These modifiers indicate the
            relative degree to which the                                     relative degree to which the
            commercial paper possesses the                                   commercial paper possesses the
            qualities that are required to                                   qualities that are required to
            receive a Prime rating.                                          receive an A rating.
----------------------------------------------------------------------------------------------------------------------------
                                                                   (+)       Commercial paper with an A-1
                                                                             rating can be further modified
                                                                             with this modifier to show that
                                                                             they possess overwhelming safety
                                                                             characteristics.